UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CALITHERA BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of
CALITHERA BIOSCIENCES, INC.
To Be Held On:
June 9, 2017 at 11:00 am Pacific Time
Embassy Suites Hotel, 250 Gateway Blvd, South San Francisco, CA 94080
COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/30/17.
Please visit http://ir.calithera.com/phoenix.zhtml?c=253557&p=proxy, where the following materials are available for view:
Notice of Annual Meeting of Stockholders
Proxy Statement
Form of Electronic Proxy Card
Annual Report on Form 10-K
TO REQUEST MATERIAL:
TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp
TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
MAIL: You may request a card by following the instructions above.
1. To elect the Board’s two nominees for director to serve until the 2020 annual meeting of stockholders and until their successor is duly elected and qualified.
NOMINEES:
Susan M. Molineaux
H. Ward Wolff
Please note that you cannot use this notice to vote by mail.
2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.
Note: To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is April 10, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR AND “FOR” PROPOSAL 2.